Exhibit 8.1

Subsidiaries of Diversified Energy Company PLC

December 7, 2023

Name of Subsidiary	Jurisdiction
Diversified Gas & Oil Corporation	United States
Diversified Production LLC	United States
Diversified Midstream LLC	United States
Diversified Energy Marketing, LLC	United States
Diversified ABS Holdings LLC	United States
Diversified ABS LLC	United States
Diversified ABS Phase II Holdings LLC	United States
Diversified ABS Phase II LLC	United States
Diversified ABS Phase III Holdings LLC	United States
Diversified ABS Phase III LLC	United States
Diversified ABS III Upstream LLC	United States
Diversified ABS Phase III Midstream LLC	United States
Diversified ABS Phase IV Holdings LLC	United States
Diversified ABS Phase IV LLC	United States
Diversified ABS Phase V Holdings LLC	United States
Diversified ABS Phase V LLC	United States
Diversified ABS V Upstream LLC	United States
Sooner State Joint ABS Holdings LLC	United States
Diversified ABS Phase VI Holdings LLC	United States
Diversified ABS Phase VI LLC	United States
Diversified ABS VI Upstream LLC	United States
Oaktree ABS VI Upstream LLC	United States
DP Lion Equity Holdco LLC	United States
DP Lion HoldCo LLC	United States
DP RBL Co LLC	United States
DP Legacy Central LLC	United States
DP Production Holdings II LLC	United States
DGOC Holdings Sub III LLC	United States
DP Bluegrass Holdings LLC	United States
DP Bluegrass LLC	United States
BlueStone Natural Resources II, LLC	United States
Cranberry Pipeline Corporation	United States
Coalfield Pipeline Company	United States
DM Bluebonnet LLC	United States
DP Tapstone Energy Holdings, LLC	United States
DP Legacy Tapstone LLC	United States
DP Vandalia Equity Holdco LLC	United States
DP Vandalia Holdco LLC	United States
Chesapeake Granite Wash Trust	United States
TGG Cotton Valley Assets, LLC	United States
Black Bear Midstream Holdings LLC	United States
Black Bear Midstream LLC	United States
Black Bear Liquids LLC	United States
Black Bear Liquids Marketing LLC	United States
DM Pennsylvania Holdco LLC	United States
Diversified Energy Group LLC	United States
Diversified Energy Company LLC	United States
Next LVL Energy, LLC	United States
Splendid Land, LLC	United States
Riverside Land, LLC	United States
Old Faithful Land, LLC	United States
Link Land, LLC	United States
Giant Land, LLC	United States